UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 21, 2005
                                          -------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-3950                                      38-0549190
          ------                                      ----------
  (Commission File Number)                   (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                   48126
 -------------------------------------                   -----
(Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
------------------------

     Our news release dated June 21, 2005 concerning second-quarter and full-year earnings guidance and other items, filed as Exhibit 99 to this report, is incorporated by reference herein. The exhibit discusses our earnings guidance on a per share basis that excludes special items and discontinued operations. The most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles to this measure is earnings per share on a basis that includes special items and discontinued operations. We believe the earnings per share measure excluding special items and discontinued operations is useful to investors because it excludes elements that we do not consider indicative of earnings from our on-going operating activities and, accordingly, provides investors with a more relevant measure of the results of our operations.


Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------


                                    EXHIBITS
                                    --------

Designation           Description                     Method of Filing
-----------           -----------                     ----------------

Exhibit 99            Press release dated             Filed with this Report
                      June 21, 2005










                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FORD MOTOR COMPANY
                                    ------------------
                                    (Registrant)


Date:  June 21, 2005                By: /s/Kathryn S. Lamping
                                        ---------------------
                                        Kathryn S. Lamping
                                        Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 99            Press release dated June 21, 2005